                                                                                                           EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

The following documents of Navistar  International  Corporation and its affiliate Navistar Financial  Corporation are incorporated herein by reference.

      10.36  Navistar 1998 Non-Employee Director Stock Option Plan, as amended.  Filed as Exhibit 10.1 to Form S-8 dated April 23, 2002.  Registration No. 333-86754.

      10.37  Indentrure dated as of April 30, 2002, between Navistar Financial 2001-B Owner Trust and The Bank of
             New York, as Indenture Trustee, with respect to Navistar Financial 2001-B Owner Trust.  Filed on
             Registration No. 333-62445 and 333-67112.

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